                                  Exhibit 20


                              POWERS OF ATTORNEY

                               POWER OF ATTORNEY
                               -----------------

I, the undersigned, as a director of officer of Paragon Life Insurance Company, hereby constitute Matthew P. McCauley, Carl H. Anderson, and Craig K. Nordyke, and each of them singly, with full power to them and each of them singly to sign for me, and in my name and in the capacity mentioned below, any and all Registration Statements, documents, instruments, and exhibits related thereto, and any and all amendments to Registration Statements filed with the Securities and Exchange Commission for the purpose of registering Variable Contracts issued by Paragon Life Insurance Company, and I hereby ratify and confirm my signature as it may be signed by the above-mentioned people to said Registration Statements and to any and all amendments thereto.

Witness my hand on the date set forth below.

        Signature                       Title                  Date
        ---------                       -----                  ----
/s/ Carl H. Anderson                  President              2/3/1989
-------------------------    ----------------------------    --------


Carl H. Anderson
-------------------------
Name (printed or typed)

                               POWER OF ATTORNEY
                               -----------------

I, the undersigned, as a director of officer of Paragon Life Insurance Company, hereby constitute Matthew P. McCauley, Carl H. Anderson, and Craig K. Nordyke, and each of them singly, with full power to them and each of them singly to sign for me, and in my name and in the capacity mentioned below, any and all Registration Statements, documents, instruments, and exhibits related thereto, and any and all amendments to Registration Statements filed with the Securities and Exchange Commission for the purpose of registering Variable Contracts issued by Paragon Life Insurance Company, and I hereby ratify and confirm my signature as it may be signed by the above--mentioned people to said Registration Statements and to any and all amendments thereto.

Witness my hand on the date set forth below.

        Signature                       Title                  Date
        ---------                       -----                  ----
/s/ Richard A. Liddy                   Director              2/2/1989
-------------------------    ----------------------------    --------


Richard A. Liddy
-------------------------
Name (printed or typed)

                               POWER OF ATTORNEY
                               -----------------

I, the undersigned, as a director of officer of Paragon Life Insurance Company, hereby constitute Matthew P. McCauley, Carl H. Anderson, and Craig K. Nordyke, and each of them singly, with full power to them and each of them singly to sign for me, and in my name and in the capacity mentioned below, any and all Registration Statements, documents, instruments, and exhibits related thereto, and any and all amendments to Registration Statements filed with the Securities and Exchange Commission for the purpose of registering Variable Contracts issued by Paragon Life Insurance Company, and I hereby ratify and confirm my signature as it may be signed by the above--mentioned people to said Registration Statements and to any and all amendments thereto.

Witness my hand on the date set forth below.

        Signature                       Title                  Date
        ---------                       -----                  ----
                             Vice President,
/s/ Mathew P. McCauley       General Counsel and Director    2/2/1989
-------------------------    ----------------------------    --------


Mathew P. McCauley
-------------------------
Name (printed or typed)

                               POWER OF ATTORNEY
                               -----------------

I, the undersigned, as a director of officer of Paragon Life Insurance Company, hereby constitute Matthew P. McCauley, Carl H. Anderson, and Craig K. Nordyke, and each of them singly, with full power to them and each of them singly to sign for me, and in my name and in the capacity mentioned below, any and all Registration Statements, documents, instruments, and exhibits related thereto, and any and all amendments to Registration Statements filed with the Securities and Exchange Commission for the purpose of registering Variable Contracts issued by Paragon Life Insurance Company, and I hereby ratify and confirm my signature as it may be signed by the above--mentioned people to said Registration Statements and to any and all amendments thereto.

Witness my hand on the date set forth below.

        Signature                       Title                  Date
        ---------                       -----                  ----
/s/ Phillip A. Schorr                  Director              2/2/1989
-------------------------    ----------------------------    --------


Phillip A. Schorr
-------------------------
Name (printed or typed)

                               POWER OF ATTORNEY
                               -----------------

I, the undersigned, as a director of officer of Paragon Life Insurance Company, hereby constitute Matthew P. McCauley, Carl H. Anderson, and Craig K. Nordyke, and each of them singly, with full power to them and each of them singly to sign for me, and in my name and in the capacity mentioned below, any and all Registration Statements, documents, instruments, and exhibits related thereto, and any and all amendments to Registration Statements filed with the Securities and Exchange Commission for the purpose of registering Variable Contracts issued by Paragon Life Insurance Company, and I hereby ratify and confirm my signature as it may be signed by the above--mentioned people to said Registration Statements and to any and all amendments thereto.

Witness my hand on the date set forth below.

        Signature                       Title                  Date
        ---------                       -----                  ----
/s/ Dean E. Williams                   Director              2/2/1989
-------------------------    ----------------------------    --------


Dean E. Williams
-------------------------
Name (printed or typed)

                               POWER OF ATTORNEY
                               -----------------

I, the undersigned, as a director of officer of Paragon Life Insurance Company, hereby constitute Matthew P. McCauley, Carl H. Anderson, and Craig K. Nordyke, and each of them singly, with full power to them and each of them singly to sign for me, and in my name and in the capacity mentioned below, any and all Registration Statements, documents, instruments, and exhibits related thereto, and any and all amendments to Registration Statements filed with the Securities and Exchange Commission for the purpose of registering Variable Contracts issued by Paragon Life Insurance Company, and I hereby ratify and confirm my signature as it may be signed by the above--mentioned people to said Registration Statements and to any and all amendments thereto.

Witness my hand on the date set forth below.

        Signature                       Title                  Date
        ---------                       -----                  ----
/s/ Phillip A. Schorr                  Director              2/2/1989
-------------------------    ----------------------------    --------


Phillip A. Schorr
-------------------------
Name (printed or typed)

                               POWER OF ATTORNEY
                               -----------------

I, the undersigned, as a director of officer of Paragon Life Insurance Company, hereby constitute Matthew P. McCauley, Carl H. Anderson, and Craig K. Nordyke, and each of them singly, with full power to them and each of them singly to sign for me, and in my name and in the capacity mentioned below, any and all Registration Statements, documents, instruments, and exhibits related thereto, and any and all amendments to Registration Statements filed with the Securities and Exchange Commission for the purpose of registering Variable Contracts issued by Paragon Life Insurance Company, and I hereby ratify and confirm my signature as it may be signed by the above--mentioned people to said Registration Statements and to any and all amendments thereto.

Witness my hand on the date set forth below.

        Signature                       Title                  Date
        ---------                       -----                  ----
                             Vice President, Employer
                             Sponsored Mass Marketing
/s/ Sharon L. Baysinger      And Director                    2/4/1989
-------------------------    ----------------------------    --------


Sharon L. Baysinger
-------------------------
Name (printed or typed)

                               POWER OF ATTORNEY
                               -----------------

I, the undersigned, as a director of officer of Paragon Life Insurance Company, hereby constitute Matthew P. McCauley, Carl H. Anderson, and Craig K. Nordyke, and each of them singly, with full power to them and each of them singly to sign for me, and in my name and in the capacity mentioned below, any and all Registration Statements, documents, instruments, and exhibits related thereto, and any and all amendments to Registration Statements filed with the Securities and Exchange Commission for the purpose of registering Variable Contracts issued by Paragon Life Insurance Company, and I hereby ratify and confirm my signature as it may be signed by the above--mentioned people to said Registration Statements and to any and all amendments thereto.

Witness my hand on the date set forth below.

        Signature                       Title                  Date
        ---------                       -----                  ----
/s/ H. Edwin Trusheim                  Director              2/3/1989
-------------------------    ----------------------------    --------


H. Edwin Trusheim
-------------------------
Name (printed or typed)

                               POWER OF ATTORNEY
                               -----------------

I, the undersigned, as a director of officer of Paragon Life Insurance Company, hereby constitute Matthew P. McCauley, Carl H. Anderson, and Craig K. Nordyke, and each of them singly, with full power to them and each of them singly to sign for me, and in my name and in the capacity mentioned below, any and all Registration Statements, documents, instruments, and exhibits related thereto, and any and all amendments to Registration Statements filed with the Securities and Exchange Commission for the purpose of registering Variable Contracts issued by Paragon Life Insurance Company, and I hereby ratify and confirm my signature as it may be signed by the above--mentioned people to said Registration Statements and to any and all amendments thereto.

Witness my hand on the date set forth below.

        Signature                       Title                  Date
        ---------                       -----                  ----
/s/ Leonard M. Rubenstein       Director and Treasurer       2/3/1989
-------------------------    ----------------------------    --------


Leonard M. Rubenstein
-------------------------
Name (printed or typed)

                               POWER OF ATTORNEY
                               -----------------

I, the undersigned, as a director of officer of Paragon Life Insurance Company, hereby constitute Matthew P. McCauley, Carl H. Anderson, and Craig K. Nordyke, and each of them singly, with full power to them and each of them singly to sign for me, and in my name and in the capacity mentioned below, any and all Registration Statements, documents, instruments, and exhibits related thereto, and any and all amendments to Registration Statements filed with the Securities and Exchange Commission for the purpose of registering Variable Contracts issued by Paragon Life Insurance Company, and I hereby ratify and confirm my signature as it may be signed by the above--mentioned people to said Registration Statements and to any and all amendments thereto.

Witness my hand on the date set forth below.

        Signature                       Title                  Date
        ---------                       -----                  ----
/s/ Helen Couranz                      Director              2/3/1989
-------------------------    ----------------------------    --------


Helen Couranz
-------------------------
Name (printed or typed)